Exhibit A
AGREEMENT OF FILING OF SCHEDULE 13G
The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely fling of such amendments, and for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This Agreement may be executed in any number of counterparts and all such counterparts taken together shall constitute one and the same instrument.
Dated: August 9, 2007

WARBURG PINCUS PRIVATE EQUITY VIII, L.P.

By:	Warburg Pincus Partners LLC, its General Partner
By:	Warburg Pincus & Co., its managing member

	By:	/s/ Scott A. Arenare

	Name:	Scott A. Arenare
	Title:	Partner

WARBURG PINCUS PRIVATE EQUITY IX, L.P.

By:	Warburg Pincus IX, LLC, its General Partner
By:	Warburg Pincus Partners, LLC, its sole member
By:	Warburg Pincus & Co., its managing member

	By:	/s/ Scott A. Arenare

	Name:	Scott A. Arenare
	Title:	Partner

WARBURG PINCUS PARTNERS, LLC

By:	Warburg Pincus & Co., its managing member

	By:	/s/ Scott A. Arenare

	Name:	Scott A. Arenare
	Title:	Partner

WARBURG PINCUS IX, LLC

By:	Warburg Pincus Partners, LLC, its sole member
By:	Warburg Pincus & Co., its managing member

	By:	/s/ Scott A. Arenare

	Name:	Scott A. Arenare
	Title:	Partner

WARBURG PINCUS & CO.

By:	/s/ Scott A. Arenare

Name:	Scott A. Arenare
Title:	Partner

WARBURG PINCUS LLC

By:	/s/ Scott A. Arenare

Name:	Scott A. Arenare
Title:	Member

By:	/s/ Scott A. Arenare

	Name:	Charles R. Kaye
	By:	Scott A. Arenare, Attorney-in-fact*

By:	/s/ Scott A. Arenare

	Name:	Joseph P. Landy
	By:	Scott A. Arenare, Attorney-in-fact*

*	Power of Attorney given by Messrs. Kaye and Landy was previously filed with the SEC on March 2, 2006 as an exhibit to a Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc. and is incorporated herein by reference.